SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the  registrant |X|
Filed by a party other than the registrant |_|

Check the  appropriate  box:
|_|  Preliminary  proxy  statement
|X|  Definitive  proxy  statement
|_|  Definitive  additional  materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Vermont Pure Holdings, Ltd.
                (Name of Registrant as Specified in Its Charter)

                                Timothy G. Fallon
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(2).
|_|  $500 per each party to the controversy pursuant to
       Exchange Act Rule 14a-6(i)(3).
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (1)

(4)  Proposed maximum aggregate value of transaction:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing party:

(4)  Date filed:

- ------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           VERMONT PURE HOLDINGS, LTD.
                       Route 66, Catamount Industrial Park
                             Randolph, Vermont 05060
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 6, 1996
                              --------------------


                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vermont Pure Holdings, Ltd. ("Company") will be held at Vermont Technical College, Randolph Center, Vermont on September 6, 1996 at 1:30 P.M. local time, for the following purposes:

                  1. To elect seven directors to hold office until the Annual Meeting of Stockholders in 1997 and until their respective successors have been duly elected and qualified;

                  2. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

                  The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on July 25, 1996 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                  YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                      By Order of the Board of Directors



                                      Robert C. Getchell
                                      Secretary

Randolph, Vermont
July 30, 1996

                           VERMONT PURE HOLDINGS, LTD.

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors ("Board") of Vermont Pure Holdings, Ltd. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on September 6, 1996, and any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

         The Company's executive officers are located at Route 66, Catamount Industrial Park, Randolph, Vermont 05060. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about July 30, 1996.

Record Date and Outstanding Shares

         The Board has fixed the close of business on July 25, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of July 25, 1996, the Company had issued and outstanding 9,678,268 shares of Common Stock, par value $.001 ("Common Stock") comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

Solicitation and Revocation

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under "Election of Directors" and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

         Under "Election of Directors," the persons nominated for election as directors will be elected by a plurality of the shares voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes cast "FOR" will be elected as the directors of the Company for the ensuing year. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker non-vote) will not be counted in such nominee's favor.

Security Ownership of Certain Beneficial Owners

         The table and accompanying footnotes on the following pages set forth certain information as of July 25, 1996 with respect to the stock ownership of
(i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer and each of the Company's next four most highly compensated executive officers whose individual compensation exceeded $100,000 in the year ended December 31, 1995, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement have been included in the following table.

                               Amount and Nature of         Percentage of
Owner's Name and Address       Beneficial Ownership   Outstanding Shares Owned

Frank G. McDougall, Jr.              70,000(1)                   0.7%
32 Hard Place
Quechee, Vermont  05059

Timothy G. Fallon                   202,000(2)                   2.0%
41 Sarles Street
Bretton Ridge Estates
Mt. Kisco, New York 10549

Robert C. Getchell                   25,000(3)                   0.2%
15 Clarina Nichols Lane
Quechee, Vermont 05050

David R. Preston                      2,000(4)                    *
115-117 Stage Harbor Road
Chatham, MA  02633

Norman E. Rickard                    22,000(3)                   0.2%
1 Bretton Ridge Road
Mt. Kisco, NY  10549

Beat Schlagenhauf                    20,000(3)                   0.2%
Schlagenhauf & Partners, A.G.
Parkring 57
Postfach 524
8027 Zurich, Switzerland

Richard Worth                        20,000(3)                   0.2%
R.W. Frookies, Inc.
The Bay Complex, Bay Street
Sag Harbor, New York 11963

H. T. Ardinger                      620,000(5)                   6.4%
6800 West 115th Street
Overland Park, KS 66211

M. Dolores Paoli                    687,500(6)                   7.1%
1177 Summer Street
Stamford, CT 06905

All Officers and Directors          383,500(7)                   3.8%
as a group (8 Individuals)

*        Less than .1%.

(1) Includes 70,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options. Does not include 30,000 shares of Common Stock issuable upon exercise of stock options which vest in the future.

(2) Includes 200,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options. Does not include 230,000 shares of Common Stock issuable upon exercise of stock options which vest in the future.

(3) Includes 20,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options. Does not include 40,000 shares of Common Stock issuable upon exercise of stock options which vest in the future.

(4) Does not include 60,000 shares of Common Stock issuable upon exercise of stock options which vest in the future.

(5) Includes 100,000 shares of Common Stock held in trust for Donna Ardinger, Deborah Ardinger, Sharon Ardinger and Beverly Ardinger; and 70,000 shares of Common Stock held by H. T. Ardinger & Sons Co.

(6) Does not include 405,000 shares of Common Stock owned by Heights Development Corp. ("HDC"), a corporation in which Ms. Paoli is a 15% shareholder. Ms. Paoli's sister, Gloria Paoli, owns 85% of HDC. Ms. Paoli disclaims beneficial ownership of the shares of Common Stock owned by HDC.

(7) Includes 372,500 shares of Common Stock issuable upon exercise of immediately exercisable stock options. Does not include 512,500 shares of Common Stock issuable upon exercise of stock options which vest in the future.

Compliance with Section 16(a) of the Exchange Act

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC") and the National Association of Securities Dealers, Inc. Officers, directors and ten percent stockholders are charged by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                  Based solely on its review of the copies of such forms received by it, the Company believes that during the Company's fiscal year ended October 28, 1996, all required reports on Form 3 and 4 were filed on a timely basis.
                              ELECTION OF DIRECTORS

                  The persons listed below have been designated by the Board as candidates for election as directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" the election of these candidates. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

Name                        Age     Position

Frank G. McDougall, Jr.     46      Chairman of the Board
Timothy G. Fallon           42      Chief Executive Officer, President
                                        and Director
Robert C. Getchell          46      Secretary and Director
David R. Preston            55      Director
Norman E. Rickard           59      Director
Beat Schlagenhauf           43      Director
Richard Worth               45      Director

         Frank G. McDougall, Jr. has been the Chairman of the Board since June 1994. Since January 1995, Mr. McDougall has been a part-time employee of the Company. From December 1993 until January 1995, Mr. McDougall acted as a consultant to the Company in the areas of management and government relations and regulation through Frank McDougall Associates, a management company founded in October 1993, of which Mr. McDougall was the founder and is the principal. Since April 1996, Mr. McDougall has provided services through Frank McDougall Associates as the Director of Corporate and Government Relations for the Dartmouth Hitchcock Medical Center and the Lahey Hitchcock Clinic. From July 1990 to October 1993, Mr. McDougall was the Secretary of the Agency of Development and Community Affairs of the State of Vermont.

         Timothy G. Fallon has been the Chief Executive Officer and President and a Director of the Company since November 1994. From January 1992 to November 1994, Mr. Fallon was the Senior Vice President Sales and Marketing for Cadbury Beverages, Inc. From October 1989 to December 1991, Mr. Fallon was Vice
President of Sales for Canada Dry USA, a division of Cadbury Beverages, Inc. From July 1984 to September 1989, Mr. Fallon served as Vice President - Sales and Marketing for Pepsi Cola Bottling Company New York City, Inc.

         Robert C. Getchell has been a director of the Company since December 1994. On December 6, 1995, Mr. Getchell was appointed the Secretary of the Company. Mr. Getchell has been a principal of Getchell Professional Association, a firm of certified public accountants in Quechee, Vermont, for more than the past five years. In June 1996, Mr. Getchell was named the Chairman of the Vermont Economic Development Authority.

         David R. Preston has been a director of the Company since October 1995. Mr. Preston has been a consultant and adjunct professor of Suffolk University in Boston, Massachusetts since September 1994. From 1990 to September 1994, Mr. Preston was a division president at Kayser-Roth Corporation, a sock and hosiery manufacturer, located in Greensboro, North Carolina. Mr. Preston is a retired division president and corporate officer of the Gillette Company.

         Norman E. Rickard has been a director of the Company since May 1995. Mr. Rickard has been the President of Xerox Business Services of Xerox Corporation since 1992. Mr. Rickard has been employed by Xerox Corporation since 1967 in various capacities, including Director of Business Effectiveness, Director of the Worldwide Strategic Manufacturing project, Director of Staff Operations and Vice President of Quality.

         Beat Schlagenhauf has been a Director of the Company since July 1993. Mr. Schlagenhauf has been a principal of Schlagenhauf & Partner, a portfolio management company in Zurich, Switzerland, for more than the past five years.

     Richard Worth has been a Director of the Company since June 1994. Mr. Worth has been the Chief Executive Officer and President and a director of R.W. Frookies, Inc., a manufacturer and marketer of cookies and snack products, since 1985. R.W. Frookies, Inc. currently is ranked the eighth largest cookie company in the United States. From 1978 to 1985, Mr. Worth owned and operated Sorrell Ridge, Inc., a manufacturer and marketer of jams.

Executive Compensation

     The following tables show the cash compensation paid by the Company, as well as certain other compensation paid or accrued, to each of the two named executive officers (including the Chief Executive Officer) of the Company for the fiscal years ended October 30, 1993, October 29, 1994 and October 28, 1995, options granted to such executive officers during the fiscal year ended October 28, 1995, and the value of all options granted to such executive officers at the end of the fiscal year ended October 28, 1995.

- --------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
- --------------------------------------------------------------------------------

Name and Principal Position                                   Other         Long Term Compensation
                                                 Annual       Annual      --------------------------
                                      Fiscal   Compensation   Compen-     Options/      All Other
                                       Year      Salary ($)   sation($)   (#Shares)   Compensation $
- ----------------------------------------------------------------------------------------------------
Timothy G. Fallon(1)                   1995     $172,000      $75,000     400,000       $14,400
Chief Executive Officer and President
- ----------------------------------------------------------------------------------------------------
M. Dolores Paoli(2)                    1995     $100,000          --        5,000       $22,000
Secretary, Treasurer and               1994     $100,000          --       20,000       $22,000
  General Counsel                      1993     $100,000          --       30,000       $22,000
====================================================================================================

(1)      Mr. Fallon commenced employment with the Company on November 4, 1994.  The amounts under "Annual Compensation
         Salary" and "Other Annual Compensation" represent payments associated with Mr. Fallon's employment agreement and the amount under "All Other Compensation" represents a car allowance.
(2)      Ms. Paoli resigned as Secretary,  Treasurer and General Counsel of the Company on December 6, 1995.  The amounts under "All Other Compensation" represent a retirement benefit equal to $10,000 and car  allowance of $12,000 paid in each of the three fiscal years.  No compensation has been paid to Ms. Paoli since her resignation.

- -------------------------------------------------------------------------------
                    OPTIONS/SHARES GRANTS IN LAST FISCAL YEAR
- -------------------------------------------------------------------------------

                              Individual Grants
                      --------------------------------                                       Potential Realizable Value at
                                          % of Total                                         Assumed Annual Rates of Stock
                                        Options/Shares                Market                 Price Appreciation for Option
                                          Granted to     Exercise    Price on                           Term(1)
                        Options/Shares   Employees in      Price      Date of   Expiration   -----------------------------
 Name                      Granted (#)    Fiscal Year    ($/Share)   Grant ($)     Date      0% ($)    5% ($)     10% ($)
- --------------------------------------------------------------------------------------------------------------------------
Timothy G. Fallon
Chief Executive Officer     400,000           52%          $2.25      $2.25      12/01/99     -0-     $194,000    $417,600
  and President
- --------------------------------------------------------------------------------------------------------------------------
Ms. Dolores Paoli(2)
Secretary, Treasurer and      5,000            8%          $3.30      $3.00       11/3/98      --         --         --
  General Counsel
==========================================================================================================================

(1)   Based on difference between aggregate market price on the date of grant and the aggregate exercise prices of the options granted.
(2)   Ms. Paoli resigned as Secretary, Treasurer and General Counsel of the Company on December 6, 1995 and as a result of such resignation all the options granted to Ms. Paoli were cancelled  pursuant to the terms of the option agreement.

- -------------------------------------------------------------------------------
                        AGGREGATE YEAR-END OPTION VALUES
- -------------------------------------------------------------------------------

                                       Number of unexercised options     Value of unexercised in-the-money
                                           at fiscal year-end (#)         options at fiscal year-end ($)(1)
                                       -----------------------------     ----------------------------------
Name                                   Exercisable     Unexercisable     Exercisable         Unexercisable
- -----------------------------------------------------------------------------------------------------------
Timothy G. Fallon                         100,000          300,000            -0-                 -0-
President and Chief Executive Officer
- -----------------------------------------------------------------------------------------------------------
M. Dolores Paoli(2)                         5,000            -0-              -0-                 -0-
Secretary, Treasurer and General Counsel
===========================================================================================================

(1)   As of October 28, 1995, the market value of a share of Common Stock was  $1.50 which was less than the per share exercise price of Mr. Fallon's option of $2.25.
(2)   Ms. Paoli resigned as Secretary,  Treasurer and General  Counsel of the Company on December 6, 1995
      and as a result of such resignation all the options granted to Ms. Paoli were  cancelled  pursuant to the terms of the option agreement.

                                       5

         The Company cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to its employees, or the extent to which benefits are personal rather than business. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to each individual named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individual, or, in the case of a group, the lesser of $50,000 for each individual in the group, or 10% of the compensation reported in the preceding table for the group, and that such information set forth in the preceding table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

Executive Participation in Compensation Decisions and Compensation Committee; Audit Committee

         Compensation decisions during the period of inception of the Company through the fiscal year ended October 28, 1995 were made by the Company's Board. Each of the named executives in the Summary Compensation Table served as a director during the periods indicated in the table and the footnotes thereto; however, each of the executives during the periods reflected in the above Summary Compensation Table was employed under a written employment agreement which, in the case of Mr. Fallon, was entered into before he was a director of the Company.

         On January 13, 1995, the Board of the Company appointed a Compensation Committee. The Compensation Committee is empowered to make recommendations to the Board relating to the overall compensation arrangements for senior management of the Company and any compensation plans in which officers and directors of the Company are eligible to participate.

         On May 12, 1995, the Compensation Committee reviewed the exercise prices of the options previously granted to the executive officers and directors of the Company in light of the market price of the Common Stock which had been substantially less than the exercise price of the options for a considerable part of 1994 and all of 1995 until the date of the meeting. The Compensation Committee then recommended to the Board that all of the options granted to executive officers and directors be repriced. After review, the Compensation Committee believed the options represented incentive compensation for services of such persons, and it was necessary to relate the exercise price of such options more directly to the current market price of the Common Stock to provide the necessary incentive component. In connection with its recommendation, the Compensation Committee also considered the actual and projected sales, revenues and expenses of the Company. As a result of the Compensation Committee's recommendation to the Board, the Board regranted options to purchase an aggregate of 753,000 shares of Common Stock on the same terms as originally granted with the exceptions that the exercise prices of all such options be reduced to the market price of $2.25 on May 12, 1995, and that options previously granted to Mr. Timothy G. Fallon to purchase 133,332 shares of Common Stock and options previously granted to Mr. Frank G. McDougall to purchase 70,000 shares of Common Stock of such shares were regranted as incentive options under the Company's 1993 Performance Equity Plan, rather than as non-incentive options, so as to take full advantage of the tax aspects of options available to employees of the Company.

         On July 24, 1996, the Board of Directors reviewed the compensation of the directors of the Company. The review covered the annual and meeting fees paid to the outside directors, the options held by each director and the need to provide for adequate compensation in light of the frequency of meetings and the amount of time the individuals have been devoting and will be devoting to the activities of the Board of Directors of the Company. As a result of this review, the Board granted to each current director options to purchase up to 30,000 shares of Common Stock, vesting at the rate of 10,000 options on July 24 in each of 1997, 1998 and 1999. Of these options, Mr. Fallon received 20,000 options as incentive options and Mr. McDougall received 30,000 options as incentive options, each under the 1993 Performance Equity Plan. Each of the options is exercisable at $2.50 per share and expires on July 24, 2006.

         On January 13, 1995, the Board of the Company appointed an Audit Committee. The Audit Committee, among other things, is empowered to recommend to the Board the engagement of the independent auditors and to review the scope and procedures of the activities of the independent auditors and the reports on their audits. The Audit Committee will meet periodically with the independent auditors and management to review their work and confirm that they are properly discharging their responsibilities.

Employment Arrangements

         On November 4, 1994, the Company entered into an employment agreement with Mr. Timothy G. Fallon which expires November 1, 1998. Pursuant to the agreement, Mr. Fallon acts as the Chief Executive Officer and President of the Company. The annual base salary is $172,000, which will be reviewed annually by the Board. In addition, Mr. Fallon received single sum payments of $75,000 on January 2, 1995 and $50,000 on January 2, 1996. Mr. Fallon is entitled to an incentive bonus of $50,000 if in any fiscal year the Company has annual sales in excess of $12,500,000. The incentive bonus will be increased to $75,000 if the annual sales of the "Vermont PureTM" brand are in excess of $20,000,000. Mr. Fallon is also entitled to a supplemental bonus of $100,000 in any year that the Company and its consolidated subsidiaries as they existed on November 4, 1994, has positive net income before the supplemental bonus. Pursuant to the agreement, Mr. Fallon is prohibited from competing with the Company for a period of two years following the termination of the agreement. In connection with the employment agreement, the Company granted Mr. Fallon an option to purchase up to 400,000 shares of Common Stock. The exercise price was reduced on May 12, 1995 by the Board from $3.00 to $2.25, the then market price of the Common Stock, and options to purchase 133,332 shares of Common Stock were converted from non-incentive to incentive stock options. Options to purchase 100,000 shares of Common Stock become exercisable on each of November 4, 1994, 1995, 1996 and 1997 and remain exercisable until the close of business on December 1, 1999. As of the date of this Proxy Statement, Mr. Fallon has the right to purchase 200,000 shares of Common Stock. The Company has granted Mr. Fallon the right to demand that the Company register for public sale the shares of Common Stock underlying the options.

         The Company engaged Mr. Frank G. McDougall, Jr., a Director of the Company, as a consultant on a nonexclusive basis principally in the areas of management and government relations and regulation from December 1993 until January 1995. Mr. McDougall was paid $30,000 per year and was reimbursed for his expenses for these services. In January 1995, Mr. McDougall became a part-time employee of the Company and currently is paid a salary of $40,000 per year and provided a leased car to the value of $8,500 per year .

Stock Options

         In 1991, the Company adopted the 1991 Stock Option Plan ("1991 Plan") which authorized the granting of non-qualified stock options for up to a maximum of 800,000 shares of Common Stock. Currently there are issued non-qualified stock options to acquire up to 2,000 shares of Common Stock under the 1991 Plan. Most of the previously outstanding options granted under the 1991 Plan were retired due to employee terminations and under the repurchase plan approved by the Board on January 13, 1995. The 1991 Plan has been suspended and no further options will be granted under the plan.

         On November 3, 1993, the Board adopted the 1993 Performance Equity Plan ("1993 Plan"). The 1993 Plan authorizes the granting of awards for up to 1,000,000 shares of Common Stock to the Company's key employees, officers, directors and consultants. Awards consist of stock options (both non-qualified options and options intended to qualify as "incentive" stock options under
Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), restricted stock awards, deferred stock awards, stock appreciation rights and other stock based awards, as described in the 1993 Plan. The 1993 Plan was effective as of November 3, 1993 and approved by the stockholders on August 24, 1994. At July 25, 1996, under the 1993 Plan, there were granted options to purchase an aggregate of 476,332 shares of Common Stock at prices ranging from $1.75 to $3.75 per share, exercisable from vesting until various expiration dates between 1998 and 2001. Under these options, currently an aggregate of 438,332 shares of Common Stock may be purchased by the optionholders as incentive options and 38,000 shares of Common Stock may be purchased by an optionholder as non-incentive options. The table below sets forth those options granted under the 1993 Plan to directors and officers of the Company.


                                   Number of    Exercise
Name                               Shares       Price      Grant Date         Expiration Date

Timothy G. Fallon
 Chief Executive Officer,          133,332      $2.25      May 12, 1995       December 1, 1999
 President and Director             20,000      $2.50      July 24, 1996      July 24, 2006

                                    70,000      $2.25      May 12, 1995       Various dates in
Frank G. McDougall                                                              1999 and 2000
 Chairman of the Board              30,000      $2.50      July 24, 1996      July 24, 1996

Bruce MacDonald                     25,000      $3.25      June 22, 1994      June 15, 1999
 Executive Vice President           20,000      $1.75      December 6, 1995   December 6, 2000
 and Chief Financial Officer        10,000      $2.12      June 7, 1996       June 7, 2001


         The Company has granted options to acquire an aggregate of 1,226,668 shares of Common Stock of the Company not under any stock option plan at prices ranging from $1.75 to $6.00. All of these options are non-incentive options. Of these options, 546,668 have been granted to directors and officers of the Company and 682,000 have been granted to other persons or entities. The table below sets forth those options granted to directors and officers of the Company.


                                    Number of   Exercise
Name                                Shares       Price      Grant Date         Expiration Date
Timothy G. Fallon
 Chief Executive Officer,           266,668      $2.25      May 12, 1995       December 1, 1999
 President and Director              10,000      $2.50      July 24, 1996      July 24, 2006

                                     20,000      $2.25      May 12, 1995       January 13, 2000
Robert C. Getchell, Director         10,000      $2.12      June 7, 1996       June 7, 2001
                                     30,000      $2.50      July 24, 1996      July 24, 2006

                                     20,000      $1.75      December 6, 1995   December 6, 2000
David R. Preston, Director           10,000      $2.12      June 7, 1996       June 7, 2001
                                     30,000      $2.50      July 24, 1996      July 24, 2006

                                     20,000      $2.25      May 12, 1995       May 12, 2000
Norman E. Rickard, Director          10,000      $2.12      June 7, 1996       June 7, 2001
                                     30,000      $2.50      July 24, 1996      July 24, 2006

                                     20,000      $2.25      May 12, 1995       September 1, 1999
Beat Schlagenhauf, Director          10,000      $2.12      June 7, 1996       June 7, 2001
                                     30,000      $2.50      July 24, 1996      July 24, 2006

                                     20,000      $2.25      May 12, 1995       September 1, 1999
Richard Worth, Director              10,000      $2.12      June 7, 1996       June 7, 2001
                                     30,000      $2.50      July 24, 1996      July 24, 2006


Compensation of Outside Directors

         Directors who are employees of the Company do not receive any fees for attending Board meetings. Directors who are not employees of the Company, in addition to options set forth above, receive $5,000 each year, $2,500 payable on July 1 and $2,500 payable on January 1, provided the directors participate in 80% or more of the meetings of the Board for the six months prior to the July 1 and January 1 payment date, and $500 for each meeting of the Board attended.

Certain Relationships and Related Transactions

         Condor Ventures, Inc. ("Condor") has been a consultant to the Company since January 1990. In October 1993, the Company entered into a consulting agreement under which Condor renders consulting services (generally marketing, demographic and product positioning studies, as well as public relations and management advice) on a non-exclusive basis for a period of five years. The services are provided by Mr. Adnan A. Durrani who is the President of Condor, a former director of the Company and the spouse of M. Dolores Paoli, a holder of more than five percent of outstanding Common Stock of the Company. During the term of the agreement, Condor is paid $100,000 annually. In addition, the Company paid Condor $50,000 on the effective date of the agreement for services rendered during the period from November 1, 1992 to October 1, 1993. Under the agreement, the Company granted Condor an option to purchase up to 125,000 shares of Common Stock at an exercise price of $5.00 per share, which exercise price was reduced to $2.25 on May 12, 1995, by the Board. Options to purchase 93,750 shares of Common Stock are currently exercisable and options to purchase 31,250 shares of Common Stock become exercisable on October 1, 1996. Once exercisable, the option remains exercisable until October 2003. The Company has granted Condor certain "piggyback" and demand registration rights for the Common Stock issued upon exercise of the options until 2005.

                             INDEPENDENT ACCOUNTANTS

                  The Company has selected Feldman, Radin & Co., P.C., of New York City, as its independent accountants for the year ending October 27, 1996. A representative of Feldman, Radin & Co., P.C., is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate question.

                             SOLICITATION OF PROXIES

                  The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                              STOCKHOLDER PROPOSALS

                  Proposals of stockholders intended to be presented at the annual meeting for the 1997 fiscal year must be received at the Company's offices by May 9, 1997 for inclusion in the proxy materials relating to that meeting.
                                 OTHER BUSINESS

                  Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the meeting. If, however, other matters properly come before the meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy will vote in accordance with their best judgment.

                                     By Order of the Board of Directors



                                     Robert C. Getchell
                                     Secretary
Randolph, Vermont
July 30, 1996

                       VERMONT PURE HOLDINGS, LTD. - PROXY
                       Solicited By The Board Of Directors
               for Annual Meeting To Be Held on September 6, 1996

 P               The undersigned Stockholder(s) of VERMONT PURE HOLDINGS, LTD., a Delaware corporation ("Company"), hereby appoints Frank G. McDougall, Jr. and Timothy G. Fallon, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the
 R name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on September 6, 1996 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted
 O       FOR all of the following proposals.

         1.    Election of the following Directors:

 X             FOR all nominees listed below       WITHHOLD AUTHORITY to vote
               except as marked to the             for all nominees listed
               contrary below            |_|      below                   |_|

 Y Frank G. McDougall, Jr., Timothy G. Fallon, Robert C. Getchell, David R. Preston, Norman E. Rickard, Beat Schlagenhauf and Richard Worth

               INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

               -----------------------------------------------------

         2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

         |_|  I plan on attending the Annual Meeting.

                                     Date _____________________________, 1996



                                     ----------------------------------------
                                     Signature


                                     ----------------------------------------
                                     Signature if held jointly

                                     Please sign exactly as name appears above.
                                     When shares are held  by joint tenants,
                                     both should sign.  When signing as
                                     attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.